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                                                                     EXIBIT 99.1




                                   [WM LOGO]
                             WASTE MANAGEMENT, INC.

                              FOR IMMEDIATE RELEASE

                                                        FOR FURTHER INFORMATION:

                                                         WASTE MANAGEMENT, INC.:
                                                                     CHERIE RICE
                                                                  1.713.512.6548

                                                  WASTE MGMT. NEW ZEALAND, LTD.:
                                                                  GRANT TEITJENS
                                                                   64.9.574.0886


                                                                       WMI#00-03


                    WASTE MANAGEMENT, INC. TO SELL SHARES IN
                      WASTE MANAGEMENT NEW ZEALAND LIMITED


         HOUSTON, TEXAS, FEBRUARY 10, 2000 --Waste Management, Inc. (NYSE: WMI) today announced that it intends to sell the 60.5% of the shares in Waste Management New Zealand Limited, which it owns.

         The sale will be by way of a public and institutional offering in New Zealand and an institutional offering in selected overseas markets.

         It is expected that the offering will be launched before the end of March 2000.

         This transaction is part of a global divestiture program whereby WMI is rationalizing its international waste assets with a view to focusing on its core business in the U.S. market.

         The shares will not be or have not been registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements provided in this release include statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, and all phases of Waste Management, Inc.'s operations, are subject to risks and uncertainties, any one of which could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include or relate to, among other things:

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o    The Company's ability to stabilize its accounting systems and procedures and to successfully close its accounting records and report 1999 annual results in accordance with year end audit procedures;

o The Company's ability to successfully integrate the operations of acquired companies with its existing operations, including risks and uncertainties relating to its ability to achieve projected earnings estimates, achieve administrative and operating cost savings and anticipated synergies, rationalize collection routes, and generally capitalize on its asset base and strategic position through its strategy of decentralized decision making; and the risks and uncertainties regarding government-forced divestitures;

o The Company's ability to continue its expansion through the acquisition of other companies, including without limitation, risks and uncertainties concerning the availability of desirable acquisition candidates, the availability of debt and equity capital to the Company to finance acquisitions, the ability of the Company to accurately assess the prior existing liabilities and assets of acquisition candidates and the restraints imposed by federal and state statutes and agencies respecting market concentration and competitive behavior;

o The effect of competition on the Company's ability to maintain margins on existing or acquired operations, including uncertainties relating to competition with government owned and operated landfills which enjoy certain competitive advantages from tax-exempt financing and tax revenue subsidies;

o The potential impact of environmental and other regulation on the Company's business, including risks and uncertainties concerning the ultimate cost to the Company of complying with closure requirements and post-closure liabilities associated with its landfills and other environmental liabilities associated with disposal at third party landfills and the ability to obtain and maintain permits necessary to operate its facilities, which may impact the life, operating capacity and profitability of its landfills and other facilities;

o The impact of pending or threatened litigation and/or governmental inquiries involving the Company;

o The quantification and accounting treatment of costs relating to the Company's determination to terminate as of December 31, 1998 the WM Holdings defined benefit pension plan;

o The potential changes in estimates from ongoing analysis of site remediation requirements, closure and post-closure issues, compliance and other audits and regulatory developments;

o The effectiveness of changes in management and the ability of the Company to retain qualified individuals to serve in senior management positions; and

o The uncertainties relating to the Company's proposed strategic initiative, including the Company's ability to obtain permanent amendments to its bank credit facilities to allow for the divestiture of assets, and the willingness of prospective purchasers to purchase the assets the Company identifies as divestiture candidates on terms the Company finds acceptable, the timing and terms on which such assets may be sold, uncertainties relating to regulatory approvals and other factors affecting the ability of prospective purchasers to consummate such transactions, including the availability of financing and uncertainties relating to the impact of the proposed strategic initiative on the Company's credit ratings and consequently the availability and cost of debt and equity financing to the Company.

Additional information regarding these and/or other factors that could materially affect future results and the accuracy of the forward-looking statements contained herein may be found in Part I, Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and in Part I,
Item 2 of the Company's Quarterly Report on Form 10-Q/A for the three months ended September 30, 1999.


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